FAM VARIABLE SERIES FUNDS, INC.
             MERCURY HIGH CURRENT INCOME V.I. FUND
                       MERCURY CORE BOND V.I. FUND
               MERCURY GOVERNMENT BOND V.I. FUND

                Supplement dated December 1, 2005 to the
                         Prospectus dated May 1, 2005


The following change is made to the Prospectus of each of Mercury Government Bond V.I. Fund, Mercury Core Bond V.I. Fund and Mercury High Current Income V.I. Fund (each a "Fund").

The sections captioned "Dividends and Taxes" beginning on pages I-25, II-25 and III-25 of each Fund's Prospectus is amended to delete the first paragraph under the heading and replace it with the following:

The Domestic Money Market V.I., Government Bond V.I., High Current Income
V.I. and Core Bond V.I. Funds declare dividends daily and reinvest dividends monthly in additional full and fractional shares of the respective Fund. The Utilities and Telecommunications V.I. Fund declares dividends quarterly and reinvests dividends quarterly in additional shares of the Fund. The American Balanced V.I., Basic Value V.I., Fundamental Growth V.I., Global Growth V.I., Global Allocation V.I., Index 500 V.I., International Value V.I., Large Cap Core V.I., Large Cap Growth V.I., Large Cap Value V.I. and Value Opportunities V.I. Funds declare dividends at least annually and reinvest dividends at least annually in additional shares of the respective Funds.